SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2012

The Edelman Financial Group Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On July 17 2012, The Edelman Financial Group Inc., a Texas corporation (the “Company”), issued a press release announcing the establishment of a record date for determination of shareholders entitled to receive notice of, and vote upon, among other things, the proposal to adopt the previously announced Agreement and Plan of Merger dated as of April 16, 2012, by and among the Company, Summer Holdings II, Inc. (“Parent”), and Summer Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”) at a special meeting of shareholders. Parent and Merger Sub were formed by affiliates of Lee Equity Partners, LLC, a New York based private equity firm (“Lee Equity Partners”).

The Company shareholders of record at the close of business on Monday, July 23, 2012 will be entitled to receive notice of the special meeting and to vote at the special meeting. The special meeting will be held at the Company’s offices at 600 Travis, Suite 5800, Houston, Texas on a date to be announced separately at or about the time the definitive proxy statement for the special meeting is filed. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements herein regarding the proposed transaction between Parent, Merger Sub and the Company, and any other forward looking statements which may be identified by words such as “may,” “could,” “should,” “would,” “estimate,” “expect,” and similar expressions or statements of current expectation, assumption or opinion, are “forward looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Such statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward looking statements, including the following: (1) the Company may be unable to obtain the shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) legislative developments; (7) changes in tax and other laws; (8) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (9) the failure to receive the necessary debt financing set forth in the commitment letters received in connection with the transaction, and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its recent filings on Forms 10-K, 10-K/A, 10-Q, and 8-K, including, but not limited to, those described in the Company’s Form 10-K for the fiscal year ended December 31, 2011 and the Company’s Form 10-Q for the fiscal quarter ended March 31, 2012. These forward looking statements reflect the Company’s expectations as of the date hereof. The Company does not undertake any obligation to update any forward looking statement, except as required under applicable law.

Important Additional Information will be Filed with the SEC

In connection with the proposed transaction, the Company filed a preliminary proxy statement on Schedule 14A with the SEC on April 16, 2012, as amended on May 16, 2012, and July 6, 2012. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. The Company and Parent also intend to file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE EDELMAN FINANCIAL GROUP ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE COMANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of The Edelman Financial Group seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of the Company.

Investors and security holders may obtain a free copy of the definitive proxy statement when it becomes available, and other documents filed by The Edelman Financial Group with the SEC, at the SEC’s website at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to the Company, Attention: Corporate Secretary, Susan Bailey, or by calling (713) 220-5115. Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in Solicitation

The Company and its directors, executive officers, and other members of its management and employees may be deemed to be soliciting proxies from the Company’s shareholders in favor of the proposed acquisition. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K/A for the year ended December 31, 2011, filed with the SEC on April 30, 2012. Additional information regarding the interests of the Company and its directors and executive officers in the proposed acquisition, which may be different than those of the Company’s shareholders generally, is included in the preliminary proxy statement filed with the SEC and will be included in the definitive proxy statement and other relevant documents filed with the SEC when they become available.

Item 9.01.   Financial Statements and Exhibits.

a.        Financial statements of business acquired

Not Applicable

b.       Pro forma financial information

Not Applicable

c.       Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EDELMAN FINANCIAL GROUP INC.

	By:	/s/ John T. Unger
John T. Unger,
Senior Vice President and General Counsel

Date: July 17, 2012